UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 1, 2018

MOVADO GROUP, INC.
(Exact name of registrant as specified in its charter)
NEW YORK
(State or other jurisdiction of incorporation)
1-16497	13-2595932
(Commission File Number)	(I.R.S. Employer Identification No.)
650 FROM ROAD, SUITE 375 PARAMUS, NEW JERSEY	07652-3556
(Address of principal executive offices)	(Zip Code)
(201) 267-8000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction
As previously disclosed, on August 15, 2018, Movado Group, Inc., a New York corporation (“Movado”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with (i) MVMT Watches Inc. (“MVMT”), a California corporation, (ii) Atomic NewCo, Inc., a California corporation (“NewCo”), (iii) the Jacob Kassan Revocable Trust, u/a/d March 28, 2017, a revocable trust (the “Kassan Revocable Trust”), (iv) the Jacob Kassan 2017 Annuity Trust, u/a/d March 28, 2017, an annuity trust (the “Kassan Annuity Trust”), (v) the Kramer LaPlante Revocable Trust, u/a/d March 28, 2017, a revocable trust (the “LaPlante Revocable Trust”), (vi) the Kramer LaPlante 2017 Annuity Trust, u/a/d March 28, 2017, an annuity trust (the “LaPlante Annuity Trust” and, together with the Kassan Revocable Trust, the Kassan Annuity Trust, the LaPlante Revocable Trust and Newco, the “Sellers”),  (vii) Fortis Advisors LLC, a Delaware limited liability company, in its capacity as the Sellers’ Representative, and (viii) Jacob Michael Kassan and Kramer Craig LaPlante for purposes of specified provisions in the Purchase Agreement.
Pursuant to the terms of the Purchase Agreement, on October 1, 2018, Movado acquired all of the outstanding equity interests of MVMT (the “Acquisition”) for an initial payment of $100 million, subject to adjustments for cash, debt and working capital, and up to an additional $100 million in earnout payments.  The exact amount of the future payments will be determined by MVMT’s future performance with no minimum required future payment.
$4.1 million of the initial purchase price, together with MVMT’s cash on hand of $1.1 million, was used to repay MVMT’s existing debt of approximately $5.3 million at closing.  In addition, $7.2 million of the initial purchase price was deposited into escrow accounts and expense funds established to address (i) the Sellers’ obligations for breaches of representations and warranties in the Purchase Agreement to the extent not covered by the buyer-side representation and warranty insurance policy procured in the transaction, (ii) the satisfaction of certain matters related to MVMT’s business and (iii) expenses to be incurred by the Sellers’ Representative in connection with the performance of its obligations under the Purchase Agreement.  An additional $1.0 million of the initial purchase price was deposited into an escrow account established to address possible purchase price adjustments in respect of any variations in closing date working capital and other items relative to the estimates thereof used as closing.  The Acquisition was funded through Movado’s cash on hand, although Movado anticipates replenishing a portion of its cash through approximately $50 million of borrowings under its revolving credit facility by October 31, 2018.
In connection with the Acquisition, all outstanding options of MVMT (whether vested or unvested) have been cancelled and converted into the right to receive the cash consideration payable to holders of equity interests of MVMT (less the exercise price applicable to such options), including any post-closing adjustments and earnout payments, subject to continued vesting terms in the case of unvested options and continued employment in the case of the earnout payments. MVMT has also granted transaction bonuses to MVMT employees, which are being paid from the proceeds otherwise payable to the Sellers and holders of options, and structured as either one-time cash bonuses or in a manner similar to the payments to option holders, including vesting and continued employment terms. Approximately $2.2 million was held back from the initial purchase price to account for future payments to be made to MVMT employees related to certain such outstanding and unvested options and transaction bonuses.  To the extent that any of such $2.2 million is forfeited due to the failure of any employee to satisfy the applicable vesting or continued employment terms, such forfeited amount will be reallocated to the Sellers and the remaining option holders and transaction bonus recipients.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which will be attached as an Exhibit to Movado’s Quarterly Report on Form 10-Q for the quarter ending October 31, 2018.

Item 2.01 Completion of Acquisition or Disposition of Assets
The information set forth in the Introduction above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 1, 2018, Movado issued a press release related to the consummation of the Acquisition, a copy of which has been furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated October 1, 2018, announcing the closing of the acquisition of MVMT.
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K, which are not historical in nature, are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates, forecasts and projections about Movado, its future performance, the industry in which Movado operates and management’s assumptions. Words such as “expects”, “anticipates”, “targets”, “goals”, “projects”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “may”, “will”, “should” and variations of such words and similar expressions are also intended to identify such forward-looking statements. Movado cautions readers that forward-looking statements include, without limitation, those relating to Movado’s future business prospects, projected operating or financial results, revenues, working capital, liquidity, capital needs, plans for future operations, expectations regarding capital expenditures, operating efficiency initiatives and other items, cost savings initiatives, and operating expenses, effective tax rates, margins, interest costs, and income as well as assumptions relating to the foregoing. Forward-looking statements are subject to certain risks and uncertainties, some of which cannot be predicted or quantified. Actual results and future events could differ materially from those indicated in the forward-looking statements, due to several important factors herein identified, among others, and other risks and factors identified from time to time in Movado’s reports filed with the Securities and Exchange Commission (the “SEC”), including, without limitation, the following: general economic and business conditions, which may impact disposable income of consumers in the United States and the other significant markets (including Europe) where Movado’s products are sold, uncertainty regarding such economic and business conditions, trends in consumer debt levels and bad debt write-offs, general uncertainty related to possible terrorist attacks, natural disasters, the stability of the European Union (including the impact of the June 23, 2016 referendum advising that the United Kingdom exit from the European Union) and defaults on or downgrades of sovereign debt and the impact of any of those events on consumer spending, changes in consumer preferences and popularity of particular designs, new product development and introduction, the ability of Movado to successfully implement its business strategies, competitive products and pricing, the impact of “smart” watches and other wearable tech products on the traditional watch market, seasonality, availability of alternative sources of supply in the case of the loss of any significant supplier or any supplier’s inability to fulfill Movado’s orders, the loss of or curtailed sales to significant customers, Movado’s dependence on key employees and officers, the ability to successfully integrate the operations of acquired businesses (including the Olivia Burton brand and the MVMT brand) without disruption to other business activities, the possible impairment of acquired intangible assets including goodwill if the carrying value of any reporting unit were to exceed its fair value, the continuation of Movado’s major warehouse and distribution centers, the continuation of licensing arrangements with third parties, losses possible from pending or future litigation, the ability to secure and protect trademarks, patents and other intellectual property rights, the ability to lease new stores on suitable terms in desired markets and to complete construction on a timely basis, the ability of Movado to successfully manage its expenses on a continuing basis, information systems failure or breaches of network security, the continued availability to Movado of financing and credit on favorable terms, business disruptions, disease, general risks associated with doing business outside the United States including, without limitation, import duties, tariffs, quotas, political and economic stability, changes to existing laws or regulations, and success of hedging strategies with respect to currency exchange rate fluctuations.
These risks and uncertainties, along with the risk factors discussed under Item 1A. “Risk Factors” in Movado’s 2018 Annual Report on Form 10-K, should be considered in evaluating any forward-looking statements contained in this report or incorporated by reference herein. All forward-looking statements speak only as of the date of this report or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to Movado or any person acting on its behalf are qualified by the cautionary statements in this section. Movado undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 1, 2018
MOVADO GROUP, INC.

By:	/s/ Mitchell C. Sussis
Name:	Mitchell C. Sussis
Title:	Senior Vice President and General Counsel